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                             NEW ENGLAND ZENITH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of New England Zenith Fund dated May 1, 2002, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Series, along with the Prospectus for that Series. A copy of the Prospectus may be obtained from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

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                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

General .................................................................   3
Investment Objectives and Policies ......................................   3
Investment Restrictions .................................................  11
Investment Practices ....................................................  12
Resolving Material Conflicts ............................................  34
Determination of Net Asset Values .......................................  35
Fund Performance ........................................................  36
Expenses ................................................................  40
Trustees and Officers ...................................................  42
Advisory Arrangements ...................................................  46
Distribution Agreement ..................................................  53
Other Services ..........................................................  55
Portfolio Transactions and Brokerage ....................................  55
Code of Ethics ..........................................................  57
Description of the Fund .................................................  57
Taxes ...................................................................  59
Transfer Agent ..........................................................  61
Financial Statements ....................................................  61
Appendix A-1 (Description of Bond Ratings) ..............................  62
Appendix A-2 (Description of Commercial Paper Ratings) ..................  65
Appendix B ..............................................................  66

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                                     GENERAL

     Defined terms used in this Statement of Additional Information, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment strategies of each Series (collectively and individually the "Series") of New England Zenith Fund (the "Fund") are set forth in Section II of the Prospectus. There can be no assurance that a Series will achieve its investment objective. The investment policies of each Series set forth in the Prospectus and in this Statement of Additional Information may be changed without shareholder approval, except for any policy as to which the Prospectus or this Statement of Additional Information explicitly indicates that such approval is required.

     The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this Statement of Additional Information, mean, with respect to a class of a Series, approval by the lesser of (i) 67% of the shares of a class of the Series represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Series

     Equity Growth's investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

     The Series' subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Series' investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Series invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

     The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

     The Series (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Series may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

     The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

     Although Equity Growth's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Davis Venture Value Series

     Venture Value's investment objective is growth of capital. Under normal circumstances, the Series seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis

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Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

     The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities.

     The Series may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

     The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' net assets.

Harris Oakmark Focused Value Series

     Focused Value seeks to provide investors with long-term capital appreciation. Harris Associates L.P. ("Harris"), Focused Value's subadviser, invests Focused Value's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts"). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of Focused Value's total assets in American Depositary Receipts and securities of foreign issuers.

     Harris may invest Focused Value's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of Focused Value's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of Focused Value's total assets in high yield debt.

     Harris may also invest up to 10% of Focused Value's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

     Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33% of Focused Value's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box' ") with up to 20% of its total assets.

     Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices - Purchasing and Selling Options on Securities") for Focused Value. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by Focused Value would exceed 5% of its assets. Harris will write call options and put options for Focused Value only if such options are "covered" (as defined in Investment Practices - Writing Covered Options").

     Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold Focused Value's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Focused Value's shares or to meet ordinary daily cash needs, Harris may temporarily hold Focused Value's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

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Loomis Sayles Small Cap Series

     Small Cap's investment objective is long-term capital growth from investments in common stocks or other equity securities.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Series by investing primarily in stocks of small capitalization companies. Normally the Series will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

     Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

MFS Investors Trust Series

     The Investors Trust Series' investment objective is to provide long-term growth of capital with a secondary objective to seek reasonable current income.

     Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Series' total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

     Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS Research Managers Series

     The Research Managers Series' investment objective is to provide long-term growth of capital.

     The portfolio securities of the Series are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective with their assigned industry responsibility.

     The Series policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection on progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (i.e., securities rated below one the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this SAI.

     Consistent with this investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

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Balanced Series

     The Balanced Series' investment objective is long-term total return from a combination of capital appreciation and current income.

     No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).


MFS Total Return Series (formerly, Back Bay Advisors Managed Series)

     Total Return's investment objective is a favorable total return through investment in a diversified portfolio.

     The Series may invest in dollar rolls, but will only enter into "covered" mortgage dollar-roll transactions, meaning that the Series segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

     The Series may lend securities it owns so long as such loans do not exceed 30% of the Series' net assets.

Salomon Brothers Strategic Bond Opportunities Series

     Strategic Bond's investment objective is to seek a high level of total return consistent with preservation of capital.

     Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices--Loan Participations and Assignments" below.

     Depending on market conditions, the Series may invest without limit in high yield debt, which involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Series' assets in domestic and developing country debt securities that are rated below investment grade, the Series may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Series may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices--Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

     In addition, the Series may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

     The Series may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices--High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Series' assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

     The Series may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities

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include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

     The Series currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Series may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

     The Series' subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Series will invest. The weighted average maturity and the duration of the Series may vary substantially from time to time depending on economic and market conditions.

     The Series may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' assets.

     Although the Series' investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Series' use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

State Street Research Bond Income Series (formerly, Back Bay Advisors Bond Income Series)

     Bond Income's investment objective is a competitive total return primarily from investing in fixed-income securities.

     Bond Income may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

Salomon Brothers U.S. Government Series

     The U.S. Government Series' investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity.

     SBAM seeks to achieve the Series' investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

     At least 80% of the total assets of the Series will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

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          (4) mortgage-related securities guaranteed by agencies or
     instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

     Any guarantee of the securities in which the Series invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Series and not to the purchase of shares of the Series.

     The Series may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

     Up to 20% of the assets of the Series may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

     The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' assets.

     Although the Series' objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

State Street Research Money Market Series (formerly, Back Bay Advisors Money Market Series)

     Money Market's investment objective is a high level of current income consistent with preservation of capital.

     In determining how much of Money Market's portfolio is invested in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

     Money Market may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. Money Market expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research & Management Company ("State Street Research") that the risks described below are reduced in the case of such bank obligations. Money Market also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as United States Banks.

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     All the Series' investments mature in less than 397 days and the average maturity of the Series' portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Series' repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Series will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

     In seeking to provide the highest possible level of current income consistent with preservation of capital, the Series may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Series, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Series may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Series, may result in frequent changes in the Series' investment portfolio of money market instruments. The value of the securities in the Series' investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Series could require the sale of portfolio investments at a time when a sale might not be desirable.

Capital Guardian U.S. Equity Series

     U.S. Equity's investment objective is long-term growth of capital.

     The Series may not make loans.

     The Series may not borrow money, expect that the Series may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Series investment objective and investment strategies, provided that the combination of (i) and
(ii) shall not exceed 5% of the value of the Series total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Series may borrow from banks or other persons to the extent permitted by applicable law.

     The Series may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Series will not consider stock index futures contracts, currency contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Jennison Growth Series

     Jennison Growth's investment objective is long-term growth of capital.

     Jennison Associates LLC ("Jennison"), Jennison Growth's subadviser, will normally invest at least 65% of Jennison Growth's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Series may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Series may also invest in warrants and similar rights that can be exercised for equity securities. The Series may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Series may invest up to 20% of its total assets in foreign securities. The

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20% limitation on foreign securities does not include American Depositary
Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Series may have exposure to foreign currencies.

         The Series may not invest more than 5% of its total assets in unattached warrants or rights.

     The Series may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Series may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.

FI Structured Equity Series (formerly, Westpeak Growth and Income Series)

     Structured Equity's investment objective is long-term growth of capital.

     The Series will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Series' total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Series' total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Series' total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Series would exceed 5% of the Series' total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Series

     Mid Cap's investment objective is long-term growth of capital.

     For purposes of normally investing at least 80% of Mid Cap's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

     The Series will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Series' total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Series' total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Series' total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Series would exceed 5% of the Series' total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Zenith Equity Series

     Zenith Equity's investment objective is long-term capital appreciation.

     The Zenith Equity Series ("Zenith Equity") seeks to achieve its investment objective by investing in three other Series of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests Zenith Equity's assets equally among U.S. Equity, Jennison Growth and Structured Equity (the "Underlying Series"). MetLife Advisers maintains this equal division of assets among the Underlying Series by rebalancing Zenith Equity's assets each fiscal quarter. Each Underlying Series has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Series to its own investment risks.

     For information regarding the investment strategies of the Underlying Series, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Series and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

     The following is a description of fundamental and nonfundamental restrictions on the investments to be made by the seventeen Series. Fundamental restrictions may not be changed without the approval of a majority of the
             -------
outstanding voting securities of the relevant Series. Nonfundamental restrictions may be changed without such vote. Percentage tests regarding any
             ---
investment restriction apply only at the time that a Series is making that investment. State insurance laws and regulations may impose additional limitations on a Series' investments, including its ability to borrow, lend, and use options, futures, and other derivative instruments. In addition, these laws may require that a Series' investments meet additional diversification or other requirements.

Fundamental Investment Restrictions

No Series will:


     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to Mid Cap; Mid Cap will not underwrite securities issued by others, except to the extent that the Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Series may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Series may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Series may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Series (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

Nonfundamental Investment Restrictions

No Series will:

     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2.* Invest more than 15% (10% in the case of Money Market) of the value of the net assets of the Series in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Series exceeds 15% (10% in the case of Money Market) of the value of the net assets of the Series, the Series shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4.** With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Series would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5.** With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of nonfundamental investment restriction (2), "illiquid securities" is defined on page 23 of this SAI in the section entitled "Illiquid Securities."

     ** Nonfundamental investment restrictions (4) and (5) do not apply to Focused Value.

Variable Contract Related Investment Restrictions

     Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

     The following information relates to some of the investment practices in which certain Series may engage. The table indicates which Series may engage in each of these practices. Zenith Equity is not included below but it indirectly engages in the investment practices of its Underlying Series.

Practices                                Series
---------                                ------
Equity Securities                        Small Cap, Equity Growth, Focused Value, Venture Value,
                                         Balanced, Total Return, Investors Trust, Research Managers,


                                                             Bond Income, Jennison Growth, U.S. Equity, Structured Equity,
                                                             Mid Cap

Convertible Securities                                       Equity Growth, Focused Value, Balanced, Total Return, Strategic
                                                             Bond, Bond Income, Investors Trust, Research Managers, Jennison
                                                             Growth, U.S. Equity, Structured Equity, Mid Cap

Fixed-income Securities                                      All Series

Money Market Instruments                                     All Series

U.S. Government Securities                                   All Series

Privately Issued Mortgage Securities                         Strategic Bond, U.S. Government, Balanced, Bond Income, Total
                                                             Return

Adjustable Rate Mortgage Securities                          Balanced, Strategic Bond, U.S. Government, Bond Income, Total
                                                             Return

Collateralized Mortgage Obligations                          Balanced, Total Return, Strategic Bond, Bond Income

Stripped Mortgage Securities                                 Balanced, Strategic Bond, U.S. Government, Bond Income, Total
                                                             Return

Asset-backed Securities                                      Balanced, Strategic Bond, U.S. Government, Bond Income, Money
                                                             Market, Total Return

Zero Coupon Securities                                       Balanced, Total Return, Strategic Bond, U.S. Government,
                                                             Investors Trust, Small Cap, Bond Income, Structured Equity, Mid
                                                             Cap

Lower Rated Fixed-income Securities                          Focused Value, Balanced, Total Return, Strategic Bond, Bond
(High Yield Debt)                                            Income, Investors Trust, Research Managers, Structured Equity,
                                                             Mid Cap

Foreign Securities                                           All Series

High Yield/High Risk Foreign Sovereign Debt Securities       Focused Value, Strategic Bond, Investors Trust, Balanced, Total
                                                             Return, Bond Income

Brady Bonds                                                  All Series except Investors Trust

Foreign Equity Depositary Receipts                           Small Cap, Equity Growth, Focused Value, Venture Value,
                                                             Balanced, Total Return, Investors Trust, Research Managers,
                                                             Jennison Growth, U.S. Equity, Structured Equity, Mid Cap

Yankee Bonds                                                 Bond Income, Strategic Bond, U.S. Government, Research Managers,
                                                             Total Return

Foreign Currency Transactions, including Forward             All Series
Contracts, Futures and Options


Emerging Markets                                             Focused Value, Strategic Bond, Investors Trust, Research
                                                             Managers, Balanced, Total Return, Bond Income

Obligations of Supranational Agencies                        All Series

Illiquid Securities                                          All Series

Rule 144A Securities                                         All Series

Real Estate Investment Trusts                                Small Cap, Equity Growth, Focused Value, Venture Value,
                                                             Balanced, Total Return, Bond Income, Jennison Growth, U.S.
                                                             Equity, Structured Equity, Mid Cap

Investment Company Securities                                All Series

Domestic Equity Depositary Receipts                          Small Cap, Equity Growth, Venture Value, Balanced, Total Return,
                                                             Investors Trust, Research Managers, Jennison Growth

Repurchase Agreements                                        All Series

Reverse Repurchase Agreements                                Strategic Bond, U.S. Government, Balanced, Bond Income, Money
                                                             Market

Dollar Rolls                                                 Strategic Bond, U.S. Government, Balanced, Bond Income, Total
                                                             Return, Money Market

Purchasing and Selling Options on Securities                 All Series except Money Market, Investors

Purchasing and Selling Futures (and options thereon)         All Series except Money Market, Focused Value (Investors Trust may not engage in options on futures)

Eurodollar Futures and Options                               Strategic Bond, U.S. Government, Balanced, Bond Income

Loan Participations and Assignments                          Strategic Bond, Bond Income, Total Return

Swaps, Caps, Floors, Collars, Etc.                           Strategic Bond, Balanced, Bond Income, Total Return

Inverse Floaters                                             Balanced, Strategic Bond, U.S. Government, Bond Income, Total
                                                             Return

Structured Notes                                             Strategic Bond, Bond Income, Total Return

Capital Securities                                           Bond Income, Strategic Bond, U.S. Government, Investors Trust,
                                                             Research Managers, Total Return

Payment-in-Kind securities ("PIKs")                          Bond Income, Total Return, Strategic Bond, U.S. Government,
                                                             Investors Trust, Research Managers


Warrants                                   Bond Income, Total Return, Strategic Bond, U.S. Government,
                                           Venture Value, Equity Growth, Investors Trust,
                                           Research Managers, Jennison Growth, U.S. Equity, Structured
                                           Equity, Mid Cap

Indexed Securities                         Bond Income, Total Return, Strategic Bond, U.S. Government,
                                           Research Managers

When Issued Securities                     Small Cap, Equity Growth, Focused Value, Venture Value, Total
                                           Return, Balanced, Bond Income, U.S. Government,  Strategic Bond,
                                           Investors Trust, Research Managers, Money Market, U.S. Equity

Forward Commitments                        Focused Value, Investors Trust, Research Managers, Balanced,
                                           Bond Income

Hybrid Instruments                         All Series except Money Market

Short Sales "Against the Box"              Equity Growth, Focused Value, Investors Trust, Research
                                           Managers, Bond Income, Total Return

Lending of Portfolio Securities            All Series

Equity Securities -- The Series listed above may invest in equity securities.
-----------------
Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities -- The Series listed above may invest in convertible
----------------------
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-income Securities -- The Series listed above may invest in fixed-income
-----------------------
securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

     Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Series would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Series may realize a capital loss on its investment if the security was purchased at a premium and a Series may be forced to replace the called security with a lower yielding security.

     Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause the net asset value of each class of a Series to increase or decrease.

     Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond -- that is, one with no coupon or sinking-fund payments -- has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less then maturity.

     The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

     There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

     Percent change in bond price = -(Duration x Absolute change in yield).

     For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Series.

Money Market Instruments -- Obligations of foreign branches of U.S. banks and
-----------------------
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Series only when the Series' adviser or subadviser believes the risks are minimal.

     The following constitutes a description of the money market instruments which may be purchased by the Money Market Series, and by any of the Series, some of which may only invest for temporary defensive purposes.

     U.S. Government Securities -- are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

     Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Eurodollar Obligations -- are obligations of foreign branches of U.S.
banks.

     Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities -- The Series may invest in some or all of the
--------------------------
following U.S. Government Securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

     U.S. Treasury Bills -- Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

     U.S. Treasury Notes and Bonds -- Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

     "Ginnie Maes" -- Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes" -- The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     "Freddie Macs" -- The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

     U.S. Government Securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S.

Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Series. Since the magnitude of these fluctuations will generally be greater at times when the Series' average maturity is longer, under certain market conditions, a Series may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Privately Issued Mortgage Securities -- The Series listed above may invest in
------------------------------------
privately-issued pass through securities that provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements.

Adjustable Rate Mortgage Securities -- The Series listed above may invest in
-----------------------------------
Adjustable Rate Mortgage Securities ("ARM"). An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Collateralized Mortgage Obligations -- The Series listed above may invest in
-----------------------------------
collateralized mortgage obligations (a "CMO"). A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities -- The Series listed above may invest in stripped
----------------------------
mortgage securities, which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Series invest. Stripped mortgage securities may not be as liquid as other securities in which the Series may invest.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Series' yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Series.

     In addition to the stripped mortgage securities described above, the Series listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Series may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Series.

     Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-backed Securities - The Series listed above may invest in asset-backed
-----------------------
securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Series' subadviser to be illiquid securities for the purposes of the investment policy that limits a Series' investments in illiquid securities to 15% of net assets (10% in the case of Money Market).

     Types of Credit Support -- Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities -- The Series listed above may invest in zero coupon
----------------------
securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

     Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

     Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-income Securities (High Yield Debt) -- The Series listed above
-----------------------------------------------------
may invest in high yield debt. Total Return and Strategic Bond may each invest 100% of its total assets in high yield debt. Balanced and Focused Value may each invest up to 25% of its total assets, Bond Income may invest 20% of its total assets, and Research Managers may invest 10% of its total assets, in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Series investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Series investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1--Description of Bond Ratings."

Foreign Securities -- The Series listed above may invest in securities of
------------------
issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

     Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

     A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

     In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         Each Series listed above may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Series may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities -- The Series listed
------------------------------------------------------
above (up to 75% of its net assets, in the case of Investors Trust) may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

     A Series may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds -- The Series listed listed above may invest in Brady Bonds. Brady
-----------
Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Series will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

     In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings. Brady Bonds involving an emerging market country are included in any Series' limitation on investments in emerging markets.

Foreign Equity Depositary Receipts -- In addition to purchasing foreign
----------------------------------
securities directly, each Series listed above may invest in foreign equity securities by purchasing Foreign Equity Depositary Receipts. Foreign Equity Depositary Receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank, and include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

     To the extent a Series acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Series would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Series may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds -- The Series listed above may invest in Yankee bonds, which are
------------
bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
-------------------------------------------------------------------------------
-- The Series listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Series contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Series may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Series may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Series will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Series' liquid holdings that settle in the relevant currency and the Series' outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Series may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Each series may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," "Writing Covered Options," and "Purchasing and Selling Futures (and options thereon)" below. Each Series may use foreign currency transactions for hedging purposes only. The Series' use of such transactions may be limited by tax considerations.

Emerging Markets -- The Series listed above may invest in the securities of
----------------
issuers in emerging market countries (up to the limit of each Series' ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Series' purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Series, the subadviser, its affiliates and their respective clients and other service providers. The Series may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

     Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Series. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Series may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies -- The Series listed above may also invest
-------------------------------------
in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities -- Each Series may invest up to 15% of its net assets (10%
-------------------
in the case of Money Market) in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Series is valuing the security, within seven days, except as qualified below, including securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Series' subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Series is in a position where more than 15% (10% in the case of Money Market) of the value of its net assets are invested in illiquid assets, the Series is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Series' shareholders.

Rule 144A Securities -- Each Series may purchase Rule 144A securities. These are
--------------------
privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Series' subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") -- The Series listed above may invest in
---------------------------------------
REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The Series will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Series.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940 (the "1940 Act.") REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities -- The Series listed above may invest in other
-----------------------------
investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

     Zenith Equity pursues its investment objecive by investing its assets in securities of other investment companies (Structured Equity, Jennison Growth and U.S. Equity).

     Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

     Domestic Equity Depositary Receipts (see below) are investment company securities; therefore, investments therein are subject to a Series' limitation on investment in other investment companies.

Domestic Equity Depositary Receipts -- Each of the Series listed above may
-----------------------------------
invest in Domestic Equity Depositary Receipts, subject to the restrictions on the percentage of such Series' assets that may be represented by Investment Company Securities. Domestic Equity Depositary Receipts are interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

     Domestic Equity Depositary Receipts are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

     Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Series must accumulate enough Domestic Equity Depositary Receipts to reconstitute a Creation Unit. The liquidity of small holdings of Domestic Equity Depositary Receipts, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Series will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

Repurchase Agreements -- Each of the Series may enter into these agreements by
---------------------
which a Series purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser, except Structured Equity's and Mid-Cap's subadviser, is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

     The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Series the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Series may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Series may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Series seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls -- The Series listed above may
----------------------------------------------
enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns.

     Reverse repurchase agreements involve sales by a Series of portfolio assets concurrently with an agreement by that Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     The Series may enter into dollar rolls in which a Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Series will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Series for purposes of determining the limitations on each Series' borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities -- An option on a security entitles
--------------------------------------------
the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below.

     Risks Related to Futures and Options -- The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Series' use of futures contracts or options will not be fully effective unless the Series can compensate for such imperfect correlation. There is no assurance that the Series will be able to effect such compensation.

     The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Series would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Series may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Series may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

     There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Series will typically not own all of the securities included in a particular index).

     Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

     Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

     An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Series would have to exercise the option in order to realize any profit. If the Series that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Series purchases foreign futures or options.

     The successful use of transactions in futures and options depends in part on the ability of the Series to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Series may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Series holds futures or options positions, the Series will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Series' total return for such period may be less than if it had not engaged in the futures or option transaction.

     Future Developments -- The above discussion relates to the Series' proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Series may also use additional types of futures contracts or options and other similar or related investment techniques.

Writing Covered Options -- The Series listed above may write covered call or put
-----------------------
options. A call option on a futures contract written by a Series is considered by the Series to be covered if the Series owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Series is considered to be covered if the Series owns a security deliverable under the option. A written call option is also covered if the Series holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian.

     A put option on a futures contract written by a Series, or a put option on a security written by a Series, is covered if the Series maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Series' custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

     Closing a written call option will permit the Series to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Series to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Series investments. If a Series desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

     The Series will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Series will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

     Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Series will have a net gain from the options transaction, and the Series' total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Series when the put options are closed.

     Over-the-Counter Options -- An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Series will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Series might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Series cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government Securities and the assets used as cover for written over-the-counter options on U.S. Government Securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a mutual fund such as a Series, and such Series has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Series only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) -- The Series listed above
---------------------------------------------------
may purchase and sell futures and options on futures.

     Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

     When a trader, such as a Series, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Series with a long position in a futures contract will establish a segregated account with the Series' custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Series will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

     Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

     Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

     Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

     Options on Futures -- An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

     The Fund, on behalf of each of the Series, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Series, that the Fund will operate the Series in a manner such that the Series:

     (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity
--------  -------
futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Series may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an
--------  -------
option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

     (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

     (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Series intends to engage; and

     (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Series to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

     For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options -- The Series listed above may make investments
------------------------------
in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments -- Strategic Bond may invest in fixed and
-----------------------------------
floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series currently intends to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. -- The Series listed above may enter into
----------------------------------
interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

     A Series will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Series maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Series' adviser or subadviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

     The liquidity of such agreements will be determined by a Series' subadviser based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.

     Each Series will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Series enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

Inverse Floaters -- The Series listed above may invest in inverse floaters,
----------------
which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Series may invest.

Structured Notes -- The Series listed above may invest in a broad category of
----------------
instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

     Structured notes can serve many different purposes in the management of the Series. For example, they can be used to increase the Series' exposure to changes in the value of assets that the Series would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Series hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Series' portfolio as a whole.

     Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Series' investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Series would be unable to dispose of the investment prior to maturity. (Each Series is not permitted to invest more than 15% of its net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities -- The Series listed above may invest in capital securities,
------------------
which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind securities ("PIKs") -- The Series listed above may invest in
----------------------------------
PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

Warrants -- The Series listed above may invest in warrants, which are securities
--------
that give a Series the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities -- The Series listed above may purchase securities with
-----------------
principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities -- The Series listed above may invest in when-issued
----------------------
securities. If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Series will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments -- The Series listed above may purchase securities on a
-------------------
forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Series is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Series may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Series will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Series may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments -- The Series listed above may invest in hybrid instruments
------------------
(a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Series may not be successful.

Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Series may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Series could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Series the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Series could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Series and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Series would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Series.

Short Sales "Against the Box" -- The Series listed above may engage in short
----------------------------
sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Series may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities -- Each Series may lend its portfolio securities
-------------------------------
to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Series will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Series. A Series pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

                          RESOLVING MATERIAL CONFLICTS

     Currently, shares in the Fund are available only to separate accounts established by New England Life Insurance Company ("NEF"), Metropolitan Life Insurance Company ("MetLife"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NEF, MetLife, MetLife Investors, or General American.

     A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with NEF, MetLife, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Trustees of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

     The net asset value per share of each class of each Series is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Series that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

     Expenses of each Series are paid or accrued each day.

All Series (other than Money Market)

     Each Series other than Money Market values its securities in the manner set forth below.

     Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, and equity securities not so traded, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported bid price or at the average of the last reported bid and asked price, according to the subadviser's valuation policies. Equity securities for which current market quotations are not readily available (including restricted securities, if any) are valued at fair value, as described below.

     Exchange traded and other fixed-income securities are valued at the last reported sale price. Other fixed-income securities (other than short-term obligations maturing in 60 days or less, which are valued using the amortized cost method, which approximates market value) are valued on the basis of market valuations furnished by a pricing service selected by the Series' subadviser, pursuant to the authorization of the Board of Trustees. The pricing service employed will be one that determines valuations of normal institutional-sized trading units of long-term debt securities.

     An option purchased by a Series generally will be valued at the last sale price or, in the absence of the last sale price, the last offer price.

     A futures contract will generally be valued at the unrealized gain or loss on the contract to the current settlement price, but this valuation method may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after determination of the settlement price. When settlement price is not used, futures contracts will be valued at fair value as described below.

     Securities traded primarily on an exchange outside the United States which closes before the close of the New York Stock Exchange generally will be valued for purposes of calculating the net asset value of each class of a Series at the last sale price on that non-U.S. exchange, except that when an occurrence after the closing of that exchange may materially change such security's value, the adviser or respective subadviser may value the security at fair value, as described below.

     The value of any assets for which the market price is expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing market rate on the date of net asset value computation for each class of a Series, or, if no such rate is quoted at such time, at such other appropriate rate as may be determined by the Series' adviser or subadviser acting under the supervision of the Fund's Board of Trustees. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. All contracts are "marked-to-market" daily at the applicable transaction rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date.

     Fair Value. As noted above, certain securities and assets of each Series may be valued at their fair market value. Fair market value is determined in good faith by a Series' adviser or subadviser acting under the supervision of the Fund's Board of Trustees, although the actual calculations may be made by a pricing service selected by a Series' adviser or subadviser and approved by the Board. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders.

Money Market

     The portfolio securities of Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of the Money Market may at times be more or less than their market value.

     By using amortized cost valuation, the Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Series despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Series. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Trustees monitor the deviation between the net asset value per share of each class of the Series as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Trustees promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

     Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Series is based on that Series' past performance
--------------------------------------------------------------------------------
and is not intended to indicate future performance. The Fund serves as the
--------------------------------------------------
underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

     Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently by NEF or MetLife Advisers. If these arrangements had not been in effect, certain Series' total return would have been lower (see "Expense Agreement" under "Expenses" below).

     Below are the average annual total returns for each class of shares of each Series for periods ended December 31, 2001. Performance information shown for Class B shares and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares and the 0.15% 12b-1 fee of Class E shares. Since U.S. Equity, Jennison Growth and Mid Cap commenced operations on May 1, 2002, performance information for those Series is not yet available.

--------------------------------------------------------------------------------------------------------------
                                         Average Annual Total Return
--------------------------------------------------------------------------------------------------------------
                              One Year            Five Years            Ten Years         Since Commencement
        SERIES
--------------------------------------------------------------------------------------------------------------
Small Cap
----------------------- --------------------- -------------------- -------------------- ----------------------
Class A                        -8.81%                9.19%                 N/A                 12.86%
----------------------- --------------------- -------------------- -------------------- ----------------------
Class B                         N/A                   N/A                  N/A                   N/A
----------------------- --------------------- -------------------- -------------------- ----------------------
Class E                        -8.96%                9.04%                 N/A                 12.71%
--------------------------------------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------------------------------------
Class A                       -12.01%               13.59%                 N/A                  16.83%
----------------------- --------------------- -------------------- --------------------- ---------------------
Class B                         N/A                   N/A                  N/A                   N/A
----------------------- --------------------- -------------------- --------------------- ---------------------
Class E                       -12.16%               13.44%                 N/A                  16.68%
--------------------------------------------------------------------------------------------------------------
Zenith Equity  (1)
--------------------------------------------------------------------------------------------------------------
Class A                       -16.43%                8.82%                9.86%               19.01%(2)
----------------------- --------------------- -------------------- --------------------- ---------------------
Class B                         N/A                   N/A                  N/A                   N/A
----------------------- --------------------- -------------------- --------------------- ---------------------
Class E                         N/A                   N/A                  N/A                   N/A
----------------------- --------------------- -------------------- --------------------- ---------------------

--------------------------------------------------------------------------------------------------------------
                                         Average Annual Total Return
--------------------------------------------------------------------------------------------------------------
                              One Year            Five Years            Ten Years               Since
        SERIES                                                                               Commencement
--------------------------------------------------------------------------------------------------------------
Focused Value (3)
--------------------------------------------------------------------------------------------------------------
Class A                        27.76%               11.36%                 N/A                  13.52%
--------------------------------------------------------------------------------------------------------------
Class B                        27.51%               11.11%                 N/A                  13.27%
--------------------------------------------------------------------------------------------------------------
Class E                        27.61%               11.21%                 N/A                  13.37%
--------------------------------------------------------------------------------------------------------------
Venture Value
--------------------------------------------------------------------------------------------------------------
Class A                       -11.13%               11.80%                 N/A                  16.32%
--------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                       -11.28%               11.65%                 N/A                  16.17%
--------------------------------------------------------------------------------------------------------------
Structured Equity (4)
--------------------------------------------------------------------------------------------------------------
Class A                       -13.93%                8.19%                 N/A                  12.15%
--------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                       -14.08%                8.04%                 N/A                  12.00%
--------------------------------------------------------------------------------------------------------------
Balanced (5)
--------------------------------------------------------------------------------------------------------------
Class A                        -4.45%                2.43%                 N/A                  7.18%
--------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                        -4.59%                2.28%                 N/A                  7.03%
--------------------------------------------------------------------------------------------------------------
Total Return (6)
--------------------------------------------------------------------------------------------------------------
Class A                        -3.80%                9.13%                10.56%                10.60%
--------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Strategic Bond
--------------------------------------------------------------------------------------------------------------
Class A                        6.63%                 5.66%                 N/A                  8.32%
-------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                        6.67%                 5.51%                 N/A                  8.17%
--------------------------------------------------------------------------------------------------------------
Bond Income (7)
--------------------------------------------------------------------------------------------------------------
Class A                        8.82%                 7.21%                7.77%               9.49% (2)
--------------------------------------------------------------------------------------------------------------
Class B                        8.57%                 6.96%                7.52%                   (2)
--------------------------------------------------------------------------------------------------------------
Class E                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
U.S. Government
--------------------------------------------------------------------------------------------------------------
Class A                        6.72%                 6.63%                 N/A                  7.22%
--------------------------------------------------------------------------------------------------------------
Class B                         N/A                   N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                        6.57%                 6.48%                 N/A                  7.07%
--------------------------------------------------------------------------------------------------------------
Money Market (7)
--------------------------------------------------------------------------------------------------------------
Class A                         3.95%                5.11%                4.71%               6.17% (2)
--------------------------------------------------------------------------------------------------------------
Class B                         3.69%                4.86%                4.46%                  (2)
--------------------------------------------------------------------------------------------------------------
Class E                          N/A                  N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Investors Trust
--------------------------------------------------------------------------------------------------------------
Class A                        -15.92%                N/A                  N/A                  -5.40%
--------------------------------------------------------------------------------------------------------------
Class B                          N/A                  N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                        -16.07%                N/A                  N/A                  -5.55%
--------------------------------------------------------------------------------------------------------------
Research Managers
--------------------------------------------------------------------------------------------------------------
Class A                        -20.96%                N/A                  N/A                  -3.38%
--------------------------------------------------------------------------------------------------------------
Class B                          N/A                  N/A                  N/A                   N/A
--------------------------------------------------------------------------------------------------------------
Class E                        -21.11%                N/A                  N/A                  -3.53%
--------------------------------------------------------------------------------------------------------------

(1) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Series' inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Series and MetLife Advisers was the adviser.

(2) Zenith Equity, Bond Income and Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(3) On May 1, 2000, Harris Associates became subadviser to the Series, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Series, succeeding Loomis Sayles.

(4) On May 1, 2002, FMR became the subadviser to the Series, succeeding Westpeak Investment Advisors, L.P.

(5) On May 1, 2000, Wellington Management became subadviser to the Series, succeeding Loomis Sayles.

(6) On July 1, 2001, MFS became subadviser to the Series, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Series, succeeding Back Bay Advisors.

Calculations of Yield and Total Return
--------------------------------------

     Yield and Effective Yield of Money Market. Money Market's yield represents
     -----------------------------------------
the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of Money Market will vary depending on prevailing interest rates, the operating expenses of Money Market and the quality, maturity and type of instruments held in the portfolio of Money Market. Yield information may be useful in reviewing Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by NEF, MetLife, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of Money Market may be for any specified period in the future.

For the seven day period ending December 31, 2001, Money Market had a yield of 1.76% and an effective yield of 1.78%.

     Calculation of Total Return. Total return is a measure of the change in
     ---------------------------
value of an investment in a class of the Series over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Series rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

     The formula for total return used by a Series includes three steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Series all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Series if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Series should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

     The SEC standardized total return for the Class B shares and Class E shares of each Series is the SEC standardized total return of the Class A shares of that Series adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Series as of the date of inception of such class of shares.

Performance Comparisons
-----------------------

     Total Return. Each Series may, from time to time, include its total return
     -----------
in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Series may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Series is based on the Series' past performance and is not intended to indicate future performance.

     Total return may also be used to compare the performance of each class of a Series against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Corporate Bond Index, the Lehman Intermediate Government/Corporate Bond Index, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Value Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

     The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

     The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The S&P/BARRA Growth Index is an unmanaged index of more than 150 large capitalization stocks that have high historical earnings growth and predicted above average earnings growth. The S&P/BARRA Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. Both the S&P/BARRA Growth Index and the S&P/BARRA Value Index are compiled by BARRA.

     The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

     The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

     The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

     The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

     The Russell 1000 Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

     The Russell 2000 Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $530 million as of its last reconstitution date, June 30, 2001. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2001, the average market capitalization of companies in the Russell Midcap Index was $4 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                                    EXPENSES

Expense Agreement

     Pursuant to an expense agreement relating to each class of the Investors Trust, Research Managers, U.S. Government and Mid Cap, MetLife Advisers has agreed to pay, from May 1, 2002 to April 30, 2003, the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Series' then-current fiscal year, which limits vary from Series to Series, subject to the obligation of each class of each Series to repay MetLife Advisers such expenses in future years, if any, when a class' expenses fall below the stated expense limit that pertains to that class; such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit; provided, however, that no class of a Series is obligated to repay any expense paid by MetLife Advisers more than two years (three in the case of each class of Investors Trust and Research Managers and five in the case of each class of Mid Cap) after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Series' net average daily net assets) are as follows:

       ------------------------------------------------------------------
       Series                       Expense Agreement Limit
       ------------------------------------------------------------------
                                    Class A        Class B        Class E
       ------------------------------------------------------------------
       Investors Trust              0.90%          1.15%          1.05%
       ------------------------------------------------------------------
       Research Managers            0.90%          1.15%          1.05%
       ------------------------------------------------------------------
       U.S. Government              0.70%          0.95%          0.85%
       ------------------------------------------------------------------
       Mid Cap                      0.95%          1.20%          1.10%
       ------------------------------------------------------------------

Additional Information About Expenses
     Each Series pays all expenses not borne by MetLife Advisers or its subadviser or New England Securities Corporation, including, but not limited to, the charges and expenses of each Series' custodian, independent auditors and legal counsel for the Fund and its independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of trustees of the Fund who are not directors, officers or employees of NEF or its affiliates, other than affiliated registered investment companies.

     The table below sets forth the total expenses incurred by each Series subject to expense limits during the year ended December 31, 2001 and what the Series' expenses would have been without the expense agreement for the same period.

-----------------------------------------------------------------------------------------------------------------------
Series                   Total Operating Expenses (as a percentage of     Total Operating Expenses (as a percentage of
                         average daily net assets)                        average daily net assets) without the expense
                                                                          agreement
-----------------------------------------------------------------------------------------------------------------------
                           Class A        Class B*        Class E*           Class A        Class B*        Class E*
-----------------------------------------------------------------------------------------------------------------------
Investors Trust             0.90%            N/A            1.05%             1.37%            N/A            1.52%
-----------------------------------------------------------------------------------------------------------------------
Research Managers           0.90%            N/A            1.05%             1.06%            N/A            1.21%
-----------------------------------------------------------------------------------------------------------------------
U.S. Government             0.70%            N/A            0.85%             0.73%            N/A            0.88%
-----------------------------------------------------------------------------------------------------------------------

*Expense information shown for Class B shares and Class E shares is based on the expenses of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares and the 0.15% 12b-1 fee of Class E shares.

     These expense figures do not include portfolio brokerage commissions, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                              TRUSTEES AND OFFICERS

     Information about the Fund's Trustees and officers appears below. Each Trustee is responsible for overseeing all seventeen Series of the Fund. There is no limit to the term a Trustee may serve.

                               Interested Trustees
                               -------------------

     Each Trustee below is an "interested person" (as defined by the 1940 Act) in that each is an employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser to the Fund.

-----------------------------------------------------------------------------------------------------------------------------
Name and address              Age    Current
                                     position(s)  Position(s)    Principal occupations over past five years,
                                     with         held since     including other directorships
                                     Fund (1)
-----------------------------------------------------------------------------------------------------------------------------
Mary Ann Brown                50     Trustee      1999           Senior Vice President, Individual Business Product
Metropolitan Life                                                Management, MetLife; President, New England Products and
Insurance Company                                                Services, New England Financial ("NEF"); Director,
501 Boylston Street                                              Chairman, Chief Executive Officer and President, New
Boston, MA 02116                                                 England Pension and Annuity Company; Senior Vice
                                                                 President, New England Life Holdings, Inc.; Director of

                                                                 RGA (reinsurance)*, Exeter Reinsurance Company, MetLife
                                                                 Investors Distribution Company, and the National Association
                                                                 of Variable Annuities; formerly, President and Chief
                                                                 Executive officer, Atlantic International Reinsurance
                                                                 Company; formerly, Director, Swiss Re New Markets
                                                                 (reinsurance).
-----------------------------------------------------------------------------------------------------------------------------
Anne M. Goggin                53     Trustee      1995           Chief Counsel-Individual Business, MetLife; Chairman of
MetLife Advisers, LLC                                            the Board, President, Metropolitan Series Fund, Inc. ("Met
501 Boylston Street                  Chairman of  1999           Series Fund")* since 2002 ; Senior Vice President and
Boston, MA 02116                     the Board                   General Counsel, NEF; Chair of the Board of Managers,
                                                                 President and Chief Executive Officer, MetLife Advisers;
                                                                 Director, New England Securities Corporation; formerly,
                                                                 General Counsel, Secretary and Clerk, NES, 1993-1999.
-----------------------------------------------------------------------------------------------------------------------------

                             Non-Interested Trustees
                             -----------------------

 Each Trustee below is not an "interested person" (as defined by the 1940 Act ).

-------------------------------------------------------------------------------------------------------------------------------
Name and address          Age    Current        Position(s)  Principal occupations over past five years,
                                 position(s)    held since   including other directorships
                                 with Fund(1)
-------------------------------------------------------------------------------------------------------------------------------
Nancy Hawthorne           51     Trustee        1995         Chairman of the Board, WorldClinic (a distance medicine
60 Hyslop Road                                               company); Director, Perini Corporation (construction)*;
Brookline, MA 02146                                          Director, Avid Technologies (computer software company)*;
                                                             Director, CGU (property and casualty insurance company);
                                                             Director, Beacon Power Corporation (energy)*; Chief
                                                             Executive Officer, Clerestory LLC (corporate financial
                                                             advisor); formerly, Chief Executive Officer and Managing
                                                             Partner, Hawthorne, Krauss and Associates (corporate
                                                             financial advisor); formerly, Chief Financial Officer and
                                                             Executive Vice President, Continental Cablevision,
                                                             subsequently renamed MediaOne (a cable television company);
                                                             formerly, Director, Life F/X, Inc.

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Name and address          Age    Current        Position(s)  Principal occupations over past five years,
                                 position(s)    held since   including other directorships
                                 with Fund(1)
-------------------------------------------------------------------------------------------------------------------------------
Dale Rogers Marshall      65     Trustee        1995         President, Wheaton College; formerly, Academic Dean, Wellesley
Wheaton College                                              College.
26 East Main Street
Norton, MA 02766

-------------------------------------------------------------------------------------------------------------------------------
John J. Arena             64     Trustee        1996         Formerly, Vice Chairman of the Board of Directors of Bay Banks,
                                                             Inc. and President, Bay Banks Investment Management.

-------------------------------------------------------------------------------------------------------------------------------
John W. Flynn             62     Trustee        1996         Formerly, Vice Chairman, Chief Financial Officer, Fleet
791 Main Street                                              Financial Group (banking).
Warren, RI 02885

-------------------------------------------------------------------------------------------------------------------------------
John T. Ludes             65     Trustee        1996         Formerly, Vice Chairman, President and Chief Operating Officer,
57 Water Street                                              Fortune Brands/American Brands (global conglomerate); formerly,
Marion, MA 02738                                             President and CEO, Acushnet Company (athletic equipment).

-------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin        64     Trustee        1999         Director, Precision Optics Corporation (optics manufacturer);
71 Sierra Rosa Loop                                          Director, Coal, Energy Investments & Management, LLC; formerly,
Santa Fe, NM 87501                                           Partner, Ropes & Gray (law firm) until 1999.

-------------------------------------------------------------------------------------------------------------------------------

                                    Officers
                                    --------

---------------------------------------------------------------------------------------------------------------------------------
Name and address            Age    Current        Position(s)  Principal occupations over past five years
                                   position(s)    held since
                                   with Fund(1)
---------------------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.        58     Senior Vice    1995         Manager and Senior Vice President, MetLife Advisers; Senior Vice
MetLife Advisers, LLC              President                   President, Met Series Fund, since 2002; Vice President, NEF.
501 Boylston Street
Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------------------
Peter Duffy                 46     Vice                        Senior Vice President, MetLife Advisers, since December 1998;
MetLife Advisers, LLC              President      2002         Vice President and Treasurer, Met Series Fund, since 2002;
501 Boylston Street                                            Second Vice President, NEF; formerly, Senior Vice President, New
Boston, MA 02116                   Treasurer      1998         England Funds, L.P.

---------------------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz              43     Vice                        Assistant General Counsel, MetLife; General Counsel and
MetLife Advisers, LLC              President      2002         Secretary, MetLife Advisers, since December 1998; Vice President
501 Boylston Street                                            and Secretary, Met Series Fund, since 2002; formerly, Vice
Boston, MA 02116                   Secretary      1998         President, State Street Bank and Trust Company.

---------------------------------------------------------------------------------------------------------------------------------
David W. Allen              45     Senior Vice    2002         Head of Individual Life Product Management, MetLife; Senior Vice
Metropolitan Life                  President                   President, Met Series Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name and address            Age    Current        Position(s)  Principal occupations over past five years
                                   position(s)    held since
                                   with Fund(1)
---------------------------------------------------------------------------------------------------------------------------------
Hugh McHaffie               43     Senior Vice    2002         Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life                  President                   President, Met Series Fund; formerly, Vice President,
Insurance Company                                              Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt          46     Vice           1995         Vice President, MetLife Advisers; Vice President, Met Series
MetLife Advisers, LLC              President                   Fund, since 2002.
501 Boylston Street
Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------------------

*Indicates directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

(1) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Metropolitan Series Fund, Inc., New England Financial, New England Funds, L.P. or New England Securities Corporation are omitted if not materially different. The Fund's Trustees also serve as managers of New England Variable Annuity Fund I ("NEVA"), for which New England Securities Corporation acts as principal underwriter. Ms. Goggin also serves as a Director of Metropolitan Series Fund, Inc., an investment company consisting of twenty portfolios for which MetLife Advisers serves as investment adviser.

Trustee Beneficial Ownership
----------------------------

The following table states the dollar range of equity securities beneficially owned by each Trustee in the Series of the Fund.

-------------------------------------------------------------------------------------------------------------------
                                                                                                Dollar Range of
                                                                 Dollar Range of Equity        Equity Securities
       Trustee                   Name of Series                Securities in the Series(1)       in the Fund(1)
-------------------------------------------------------------------------------------------------------------------
Mary Ann Brown        State Street Research Bond Income             $10,000 - $50,000             Over $100,000
                      Series
-------------------------------------------------------------------------------------------------------------------
                      MFS Research Managers Series                  $10,000 - $50,000
-------------------------------------------------------------------------------------------------------------------
                      FI Structured Equity Series                   $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
                      Alger Equity Growth Series                    $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------
                      Davis Venture Value Series                    $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------

(1) Represents ownership, as of December 31, 2001, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board
-----------------------

     The Trustees have delegated authority to the Audit Committee and the Contract Review and Governance Committee. Both committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn, Ludes and Benjamin), all of whom are Trustees who are not interested persons of the Fund. During 2001, the Audit Committee and the Contract Review and Governance Committee each met three times.

     The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and nonaudit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee.

     The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Trustees who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Trustees of the Fund and recommends the compensation of the Trustees who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

Board Approval of the Existing Advisory and Subadvisory Agreements
------------------------------------------------------------------

     In determining to approve the most recent annual extension of the advisory and subadvisory agreements for the Series, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative but took into account a number of factors. The Trustees considered the nature, quality, cost and extent of services performed by the advisers, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Trustees reviewed information on the investment performance of each Series as well as performance of each Series relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Trustees took into account whether each Series has operated in accordance with its investment objective and each Series' record of compliance with its investment restrictions, tax and reporting requirements. The Trustees also considered the adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the adviser and subadvisers designed to protect the Series against conflicts of interest, including the codes of ethics of the adviser and subadvisers.

     The Trustees also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Trustees considered, for each Series, the Series' expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers and subadvisers relating to such limitations and the amount and nature of fees paid by the Series. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Series, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Series, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Series. In evaluating each Series' advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Series.

     With respect to the adviser, the Trustees considered that the investment adviser is (i) ultimately responsible for the performance of the Series; (ii) ultimately responsible for the establishment of the investment strategies of each Series; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the adviser, the Trustees also considered that the adviser provides a full range of day-to-day administrative services for the Series involving all aspects of the Series' day-to-day operations (other than portfolio management).

     The Trustees also considered the level of the advisers' and subadvisers' profits in respect of the management of the Series and the provision of other services to the Series by the adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the adviser, each subadviser, the Fund and the respective Series, and the fee structure of each Series, including the levels of any breakpoints in the advisory or subadvisory fees.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the adviser and the subadvisers.

     In the past two years, the Board of Trustees has approved new advisory and subadvisory agreements for new Series of the Fund, FI Mid Cap Opportunities Fund, Capital Guardian U.S. Equity Series and Jennison Growth Series, and new sub-advisory agreements due to changes in subadvisers for FI Structured Equity Series, MFS Total Return Series, State Street Research Money Market Series and State Street Bond Income Series. In determining to approve these new agreements, the Board of Trustees, including the Independent Trustees, considered many of the factors described above.

Trustees Fees
-------------

     The officers and Trustees of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or New England Securities Corporation receive no compensation from the Fund for their services in such capacities, although they may receive compensation from NEF or MetLife Advisers for services rendered in other capacities.

     Each Trustee who is not an interested person of the Fund receives for serving as Trustee of the Fund and on the Board of Managers of NEVA a retainer fee at an annual rate of $22,000, and meeting attendance fees of $3,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. The compensation is allocated among the Series and NEVA based on a formula that takes into account, among other factors, the assets of each Series and NEVA.

     During the fiscal year ended December 31, 2001, the persons who were then Trustees of the Fund received the amounts set forth below for serving as a Trustee of the Fund and for also serving on the Board of Managers of NEVA.

                                          Aggregate Compensation       Total Compensation from the Fund
                                               from the Fund                       and NEVA
Name of Trustee                                   in 2001                           in 2001
---------------                                   -------                           -------
Nancy Hawthorne                                   $47,935                           $50,000
Dale Rogers Marshall                              $47,950                           $50,000
John J. Arena                                     $57,159                           $59,500
John W. Flynn                                     $51,911*                          $53,990
John T. Ludes                                     $51,217                           $53,500
Edward A. Benjamin                                $51,217                           $53,500

     *Mr. Flynn deferred this amount in 2001.

     The Fund provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

     At March 31, 2002, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Series.

                              ADVISORY ARRANGEMENTS

     Advisory Structure. Pursuant to separate advisory agreements (dated August
     ------------------
30, 1996 in the case of Strategic Bond, U.S. Government, Total Return, Equity Growth and Venture Value; May 1, 1998 in the case of Focused Value; April 28, 1999 in the case of Investors Trust and Research Managers; January 1, 2000 in the case of Small Cap, Structured Equity, Bond Income and Money Market; May 1, 2000 in the case of Balanced; May 1, 2001, in the case of Zenith Equity; and May 1, 2002 in the case of U.S. Equity, Jennison Growth and Mid Cap. MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Series. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Series should purchase, hold or sell and directing all trading for the Series' account, for each of the Series to subadvisers under subadvisory agreements described below.

     In each case, advisory services are provided subject to the supervision and control of the Fund's trustees. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Series for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

     MetLife Advisers (formerly, New England Investment Management, Inc. ("NEIM")) is a Delaware limited liability company. On January 1, 2001 NEIM converted to a Delaware limited liability company pursuant to Delaware law. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of New England Life Insurance Company ("NELICO"), owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Other than NELHI, each member's interest in MetLife

Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of NEIM, was the sole member of MetLife Advisers immediately following MetLife Adviser's conversion to a Delaware limited liability company.

     Subject to the supervision of MetLife Advisers, each subadviser, pursuant to Subadvisory Agreements dated August 30, 1996 in the case of Equity Growth; December 31, 2000 in the case of the Venture Value; November 28, 1997 in the case of Strategic Bond and U.S. Government; April 28, 1999 in the case of Investors Trust and Research Managers; May 1, 2000 in the case of Balanced; October 30, 2000 in the case of Focused Value and Small Cap; July 1, 2001 in the case of Money Market, Bond Income and Total Return; and May 1, 2002 in the case of Zenith Equity, U.S. Equity, Jennison Growth, Structured Equity and Mid Cap, manages the assets of its Series in accordance with each Series' investment objective and policies, makes investment decisions for each Series and employs professional advisers and securities analysts who provide research services to that Series. The Series pay no direct fees to any of the subadvisers.

     Loomis Sayles, subadviser to Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Series' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

     Wellington Management, subadviser to the Balanced Series, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     Fred Alger Management, Inc. ("Alger Management") provides investment management services to mutual funds and to other institutions and individuals; it is subadviser to the Equity Growth. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

     Davis Selected Advisers, L.P. ("Davis Selected") provides investment advisory services for mutual funds and other clients; it is subadviser to Venture Value. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

     Salomon Brother Asset Management Inc. ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to the U.S. Government Series and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Strategic Bond.

     SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup").

     SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Series. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road,

London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended.

     Harris, subadviser to Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"), whose directors are Robert
M. Levy, Anita M. Nagler, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Levy is the president and chief executive officer of HAI. HAI is a wholly owned subsidiary of CDC Holdings. CDC North America owns all of the limited partnership interests in HAI.

     MFS, subadviser to Investors Trust, Research Managers and Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

     State Street Research, subadviser to Money Market and Bond Income, is a Delaware corporation and an indirect, wholly owned subsidiary of MetLife, Inc.

     Capital Guardian Trust Company ("Capital Guardian"), subadviser to U.S. Equity, is a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services 1968.

     Jennison Associates LLC ("Jennison"), a registered investment advisor with the SEC, was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, international equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

     Fidelity Management & Research Company ("FMR"), subadviser to Structured Equity and Mid Cap, has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC) pursuant to which FMRC has primary responsibility for choosing investments for each Series. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

     Advisory Fees. Each Series pays MetLife Advisers compensation at the annual
     -------------
percentage rates of the corresponding levels of that Series' average daily net asset values, subject to any fee reductions or deferrals as described the section entitled "Expense Agreement" under "Expenses." Each Series allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                             Annual        Average Daily Net
  Series                 Percentage Rate   Asset Value Levels
  ------                 ---------------   ------------------
  Small Cap (a)               0.90%        of the first $500 million
                              0.85%        of amounts in excess of $500 million

  Equity Growth               0.75%        of the first $1 billion
                              0.70%        of amounts in excess of $1 billion

  Focused Value (b)           0.75%        of all assets

  Venture Value               0.75%        of the first $1 billion

                            0.70%          of amounts in excess of $1 billion

  Balanced (c)              0.70%          of the first $200 million
                            0.675%         of amounts in excess of $200 million

  Total Return              0.50%          of all assets

  Strategic Bond            0.65%          of all assets

  Bond Income (d)           0.40%          of the first $1 billion
                            0.35%          of the next $1 billion
                            0.30%          of the next $1 billion
                            0.25%          of amounts in excess of $3 billion

  U.S. Government           0.55%          of all assets

  Money Market (e)          0.35%          of the first $1 billion
                            0.30%          of the next $1 billion
                            0.25%          of amounts in excess of $2 billion

  Investors Trust           0.75%          of all assets

  Research Managers         0.75%          of all assets

  Zenith Equity (f)          N/A            N/A

  U.S. Equity               0.70%          of the first $200 million
                            0.65%          of the next $300 million
                            0.60%          of the next 1.5 billion
                            0.55%          of amounts in excess of $2 billion

  Jennison Growth           0.70%          of the first $200 million
                            0.65%          of the next $300 million
                            0.60%          of the next 1.5 billion
                            0.55%          of amounts in excess of $2 billion

  Structured Equity (g)     0.70%          of the first $200 million
                            0.65%          of the next $1.3 billion
                            0.60%          of amounts in excess of $1.5 billion
                            0.55%          of amounts in excess of $2 billion

  Mid Cap                   0.80%          of the first $250 million
                            0.75%          of the next $500 million
                            0.70%          of amounts in excess of $750 million

(a) Prior to January 1, 2000, the advisory fee payable by Small Cap was at the annual rate of 1.00% of the Series' average daily net assets.

(b) Prior to May 1, 1998 the advisory fee payable by Focused Value was at the annual rate of 0.70% of the first $200 million of the Series' average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(c) Prior to May 1, 2000, the advisory fee payable by Balanced was at the annual rate of 0.70% of the Series' average daily net assets.

(d) Prior to January 1, 2000, the advisory fee payable by Bond Income was at the annual rate of 0.40% of the first $400 million of the Series' average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(e) Prior to January 1, 2000, the advisory fee payable by Money Market was at the annual rate of 0.35% of the first $500 million of the Series' average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, there is no advisory fee payable by the Series. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Series. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Series was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Series was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(g) Prior to May 1, 2002, the advisory fee payable by Structured Equity was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.

     Subadvisory Fees. MetLife Advisers pays each subadviser at the following
     ----------------
rates for providing subadvisory services to the following Series:

              Annual Percentage Rates Paid
                 by MetLife Advisers to
                 ----------------------         Average Daily Net Asset
Series                the Subadvisers                  Value Levels
-------------  -------------------------  -------------------------------------
Small Cap                   0.55%         of the first $25 million
                            0.50%         of the next $75 million
                            0.45%         of the next $100 million
                            0.40%         of amounts in excess of $200 million

Equity Growth               0.45%         of the first $100 million
                            0.40%         of the next $400 million
                            0.35%         of amounts in excess of $500 million

Focused Value (a)           0.45%         of the first $100 million
                            0.40%         of the next $400 million
                            0.35%         of amounts in excess of $500 million

Venture Value               0.45%         of the first $100 million
                            0.40%         of the next $400 million
                            0.35%         of amounts in excess of $500 million

Balanced (b)                0.325%        of the first $100 million
                            0.275%        of the next $100 million
                            0.25%         of amounts in excess of $200 million

Total Return                0.25%         of the first $50 million
                            0.20%         of amounts in excess of $50 million

Strategic Bond              0.35%         of the first $50 million
                            0.30%         of the next $150 million

                            0.25%         of the next $300 million
                            0.20%         of amounts in excess of $500 million

Bond Income                 0.25%         of the first $50 million
                            0.20%         of the next $200 million
                            0.15%         of amounts in excess of $250 million

U.S. Government             0.225%        of the first $200 million
                            0.150%        of the next $300 million
                            0.100%        of amounts in excess of $500 million

Money Market                0.15%         of the first $100 million
                            0.10%         of amounts in excess of $100 million

Investors Trust             0.40%         of the first $150 million
                            0.375%        of the next $150 million
                            0.350%        of amounts in excess of $300 million

Research Managers           0.40%         of the first $150 million
                            0.375%        of the next $150 million
                            0.350%        of amounts in excess of $300 million

Zenith Equity (c)            N/A          N/A

U.S. Equity                 0.45%         of the first $100 million
                            0.40%         of the next $400 million
                            0.35%         of the next $500 million
                            0.30%         of amounts in excess of $1 billion

Jennison Growth             0.45%         of the first $100 million
                            0.40%         of the next $400 million
                            0.35%         of the next $500 million
                            0.30%         of amounts in excess of $1 billion

Structured Equity (d)       0.50%         of the first $250 million
                            0.40%         of the next $500 million
                            0.35%         of amounts in excess of $750 million

Mid Cap                     0.55%         of the first $250 million
                            0.50%         of the next $500 million
                            0.45%         of amounts in excess of $750 million

(a) From May 1, 1998 to April 30, 2000, the subadviser to Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of Focused Value was Loomis Sayles, and the subadvisory fee rate payable by the Series was at the annual rate of 0.50% of the first $25 million of the Series' average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(b) Prior to May 1, 2000, the subadviser to Balanced was Loomis Sayles, and the subadvisory fee rate payable by the Series was at the annual rate of 0.50% of the first $25 million of the Series' average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

(c) Effective May 1, 2002, Zenith Equity will be managed directly by MetLife Advisers and there will be no subadviser to the Series. From May 1,2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable by the Series was at the annual rate of 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets , and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001 Zenith Equity had no subadviser and was managed directly by CGM as adviser.

(d) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Series. Prior to May 1, 2002, the subadviser to Structured Equity was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Series average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

     In connection with SBAM's service as subadviser to Strategic Bond, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Series.

     In connection with Davis Selected's service as subadviser to Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

     For the fiscal years ended December 31, 1999, 2000, and 2001 each Series paid the following amounts in advisory fees to MetLife Advisers.

                                     Amount Paid to MetLife Advisers
                                     -------------------------------
Series                       1999                 2000                 2001
------                       ----                 ----                 ----
Small Cap                 $2,368,856           $3,933,260          $3,746,012
Equity Growth             $4,418,196           $7,643,917          $6,474,180
Focused Value              $834,843             $842,082           $1,828,530
Zenith Equity (a)             $0                   $0             $5,554,311(b)
Venture Value             $4,032,970           $6,002,735          $6,636,172
Balanced                  $1,386,037           $1,189,435           $1,032,020
Total Return              $1,083,736           $1,005,439            $830,746
Strategic Bond             $618,506             $603,006             $668,142
Bond Income               $1,121,515           $1,096,230           $1,289,312
U.S. Government            $270,607             $280,949             $428,527
Money Market               $796,250             $774,127            $907, 488
Investors Trust           $25,852(c)             $98,023             $153,673
Research Managers         $26,299(c)            $233,149             $352,183
Structured Equity         $2,410,327           $2,732,798           $2,281,808


(a) For the fiscal years ended December 31, 1999 and 2000, Zenith Equity paid CGM a total of $11,792,608 and $11,474,067, respectively, in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Capital Growth paid CGM $3,132,763 in advisory fees.

(b) For the period May 1, 2001 through December 31, 2001.

(c) For the period April 30, 1999 (commencement of operations) through December 31, 1999.

     Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the trustees of the Fund or by vote of a majority of the outstanding voting securities of the applicable Series and (ii) by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Series and by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Each agreement may be terminated without penalty by the trustees or by the shareholders of the applicable Series, upon sixty days' written notice, or by the applicable Series' investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser. Each advisory agreement will automatically terminate if the Fund shall at any time be required by New England Securities to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Series and by a majority of the trustees who are not interested persons of (i) the Fund (ii) MetLife Advisers or (iii) the applicable Series' investment subadviser.

     Each advisory agreement provides that if the total ordinary business expenses of a particular Series for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Series are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Series or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

     Each advisory and subadvisory agreement provides that MetLife Advisers or the relevant investment subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In addition, the subadvisory agreements between MetLife Advisers and Harris and MetLife Advisers and Wellington provide that Harris or Wellington, as the case may be, shall be liable for violations of law.

     Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Series of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Series may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

     It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

     It is believed that the ability of a Series to participate in larger volume transactions in this manner will in some cases produce better executions for the Series. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. The trustees of the Fund are of the view that the benefits to the respective Series of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENT

     Under a Distribution Agreement with the Fund, New England Securities Corporation (the "Distributor"), a Massachusetts corporation, serves as the general distributor of shares of each class of each Series, which are sold at the net asset value of such class without any sales charge. The offering of each Series' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of the Series' shares for acting as distributor of such shares. The agreement does not obligate the Distributor to sell a specific number of shares. The Distributor is an indirect wholly-owned subsidiary of NEF.

     The Distributor distributes Class A (the initial shares), Class B and
Class E shares for all Series of the Fund. Pursuant to the Class B and Class E Distribution and Services Plan (the "Plan"), the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each Series' average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any Series to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule").

     Under the Distribution Agreement, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

     The Plan also authorizes each Series to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Series' average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class.

     The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any Series to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

     The Plan is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Trustees of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Fees payable with respect to a particular Class of a Series may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Series. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares;

     (b) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts;

     (d) expenses relating to the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (e) expenses of holding seminars and sales meetings designed to promote the distribution of a Class of shares of the Fund;

     (f) expenses of obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Series and Classes, including the performance of the Series;

     (g) expenses of training sales personnel regarding the Fund; and

     (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund.

     The Board of Trustees, including the trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plan's adoption. The Fund anticipates that the Plan will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Series, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Series.

     The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the preparation of the Plan or in any agreements relating to the Plan ("Qualified Trustees") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Series or by vote of a majority of the Qualified Trustees. The Plan also provides that it may not be amended, with respect to any Class of any Series, to increase materially the amount of Fees payable thereunder without the approval of such Class of shares.

     New England Securities controls the words "New England" in the Fund's name and if it should cease to be the Fund's distributor, the Fund may be required to change its name and delete these words. New England Securities also acts as general distributor for New England Retirement Investment Account, NEVA, The New England Variable Account, New England Variable Annuity Separate Account and New England Variable Life Separate Account.

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
----------------------
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Series and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Series. Upon instruction, State Street Bank receives and delivers cash and securities of the Series in connection with Series transactions and collects all dividends and other distributions made with respect to Series portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Series on a daily basis.

Independent Accountants. The Fund's independent accountants are Deloitte &
-----------------------
Touche LLP. Deloitte & Touche LLP conducts an annual audit of each Series, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. A table of selected per share data and ratios for each of the Series appears in the Prospectus.

Service Agreement. Under a service agreement between CGM and MetLife Advisers
-----------------
through which MetLife Advisers provided certain administrative services to CGM, CGM paid MetLife Advisers $1,675,615 and $1,570,613, respectively, for the Fund's fiscal years ended December 31, 1999 and 2000 and $430,910 for the period January 1, 2001 through April 30, 2001. The service agreement between CGM and MetLife Advisers was terminated on April 30, 2001, when CGM ceased to be the adviser to Zenith Equity.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment advisers or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment advisers or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or subadvisers. The services may also be used by the investment advisers or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Certain Portfolio Transactions of Balanced, Total Return, Bond Income, Strategic
--------------------------------------------------------------------------------
Bond, U.S. Government and Money Market
--------------------------------------

     It is expected that the portfolio transactions of Balanced, Total Return, Bond Income, Strategic Bond, U.S. Government, and Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

     Portfolio turnover for the fiscal years ended December 31, 1999, 2000 and 2001 was 77%, 81% and 271% respectively, for Bond Income; 49%, 48% and 160% respectively, for Total Return; 63%, 126% and 65% respectively, for Balanced; 224%, 360% and 248% respectively, for Strategic Bond; and 530%, 583% and 362% respectively, for U.S. Government.

Total Return, Venture Value, Equity Growth, Focused Value, Small Cap, Balanced,
-------------------------------------------------------------------------------
Investors Trust, Research Managers, U.S. Equity, Jennison Growth, Structured
----------------------------------------------------------------------------
Equity, Mid Cap (Common Stock Transactions)
-------------------------------------------

     In placing orders for the purchase and sale of portfolio securities, Harris, in the case of the Focused Value; Loomis Sayles, in the case of the Small Cap; Wellington Management, in the case of the Balanced; Davis Selected, in the case of Venture Value; Alger Management, in the case of Equity Growth; MFS, in the case of the Investors Trust and Research Managers and in the case of investments in commons stocks by Total Return; Capital Guardian, in the case of U.S. Equity; Jennison, in the case of Jennison Growth; and FMR, in the case of Structured Equity and Mid Cap, each selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Series' advisers or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     A subadviser may cause a Series it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Series in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Series it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.

     For the fiscal years ending December 31, 1999, 2000 and 2001, Zenith Equity paid brokerage commissions of $8,032,383, $10,906,713 and $8,432,488, respectively; Total Return paid brokerage commissions of $39,559, $55,862 and $141,285, respectively; Venture Value paid brokerage commissions of $365,429, $452,707 and $569,631, respectively; Equity Growth paid brokerage commissions of $1,183,662, $1,507,936 and $1,708,722, respectively; Focused Value paid brokerage commissions of $531,030, $441,496 and $592,419, respectively; Small Cap paid brokerage commissions of $643,676, $1,014,784 and $826,307, respectively; Growth and Income paid brokerage commissions of $512,659, $763,205 and $979,325; and Balanced paid brokerage commissions of $224,823, $235,138 and $100,371, respectively. For the fiscal period April 30, 1999 through December 31, 1999, and the fiscal years ending December 31, 2000 and 2001, Investors Trust paid brokerage commissions of $8,022, $20,056 and $42,586, respectively and Research Managers paid brokerage commissions of $9,202, $58,037 and $90,976, respectively.

     For the fiscal year ending December 31, 2001, the following Series paid commissions to brokers because of research services provided: Small Cap paid $32,474, based on related transactions of $15,805,789; Balanced paid $5,816, based on related transactions of $9,430,725; Venture Value paid $23,854 based on related transactions of $20,203,557; Focused Value paid $6,322, based on related transactions of $3,347,234; and Growth and Income paid $185,458, based on related transactions of $141,142,483.

     The Board of Trustees has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Series to that Series' expenses.

Affiliated Brokerage
--------------------

     A Series may pay brokerage commissions to an affiliated broker for acting as the respective Series' agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. For the fiscal years ended December 31, 1999, 2000 and 2001, Equity Growth paid $1,183,662, $1,507,936 and $1,708,650, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker. The amount paid by Equity Growth represents approximately all of that Series' aggregate brokerage commissions for such fiscal years. For the fiscal years ended December 31, 1999, 2000 and 2001, Venture Value paid a total of $0, $1,235 and $0, respectively, in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This amount represents 0%, 3% and 0%, respectively, of that Series' aggregate brokerage commissions for such fiscal years. For the fiscal years ended December 31, 1999 Focused Value paid $17,056, respectively, in brokerage commissions to Goldman, Sachs & Co., an affiliated broker of the former subadviser to Focused Value, Goldman Sachs Asset Management, which represents 3.21 of that Series' aggregate brokerage commissions for such fiscal year. For the fiscal years ended December 31, 2000 and 2001, Focused Value paid $54,788 and $206,226, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. which represents 12% and 35%, respectively, of the total brokerage commissions paid by such Series during such fiscal years.

                                 CODE OF ETHICS

     The Fund, MetLife Advisers, each subadviser, and New England Securities have each adopted a Code of Ethics which establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Series of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.


                             DESCRIPTION OF THE FUND


     The Fund is an open-end management investment company registered under the 1940 Act and was organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 16, 1986, as amended. Such Declaration of Trust was amended and restated as of October 30, 2000. Each Series is classified under the 1940 Act as diversified except Harris Oakmark Mid Cap Value, which is non-diversified. On February 27, 1987, the Fund succeeded to the operations of The New England Zenith Fund, Inc., a Massachusetts corporation incorporated on January 7, 1983 as NEL Series Fund, Inc. On November 1, 1985, the name of that corporation was changed to Zenith Fund, Inc. and on July 17, 1986 it was changed again to The New England Zenith Fund, Inc. Zenith Equity (prior to May 1, 2002, known as Capital Growth Series), Bond Income (prior to July 1, 2001, known as Back Bay Advisors Bond Income Series) and Money Market (prior to July 1, 2001, known as Back Bay Advisors Money Market Series) all commenced investment operations in 1983. Total Return (prior to July 1, 2001, known as Back Bay Advisors Managed Series) commenced investment operations on May 1, 1987. Focused Value (prior to May 1, 1998, known as Loomis Sayles Avanti Growth Series, and from May 1, 1998 to April 30, 2000, known as Goldman Sachs Midcap Value Series) and Structured Equity (prior to May 1, 2002, known as Westpeak Growth and Income Series, and prior to August 30, 1996, known as Westpeak Value Growth Series) commenced investment operations in April 1993. Small Cap commenced investment operations on May 1, 1994. Equity Growth, Venture Value, Balanced Series (prior to May 1, 2000, known as Loomis Sayles Balanced Series), Strategic Bond and U.S. Government commenced investment operations on October 31, 1994. Investors Trust (prior to May 1, 2001, known as MFS Investors Series) and Research Managers commenced operations on May 1, 1999. U.S. Equity, Jennison Growth, and Mid Cap commenced operations on May 1, 2002.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each of the Series. Interests in the Fund portfolios described in the Prospectus and in this Statement of Additional Information are represented by shares of such Series. Each share of a Series represents an equal proportionate interest in such Series with each other share and is entitled to a proportionate interest in the dividends and distributions from such Series. The shares of the Series do not have any preemptive rights. Upon liquidation of any Series, whether pursuant to liquidation of the Fund or otherwise, shareholders of such Series are entitled to share pro rata in the net assets of such Series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The Declaration of Trust also permits the Trustees to establish one or more additional classes of shares of each Series consistent with Rule 18f-3 under the 1940 Act. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Fund. The Fund or any Series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Series affected. The Declaration of Trust further provides that the Trustees may terminate the Fund or any Series upon written notice to the shareholders thereof.

     The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of the Series. The underlying assets of each Series are segregated and are charged with the expenses in respect of that Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series are allocated by or under the direction of the Trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Funds are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series.

     As of March 31, 2002, 100% of the outstanding voting securities of the Fund were owned by separate accounts of NEF, MetLife, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2002, NEF, MetLife, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NEF (as well as General American or any other affiliated or unaffiliated insurance company) are each required to vote their Fund shares as described below. Each such insurance company has agreed with the Fund to vote their shares in a manner consistent with this view for so long as required by the staff of the SEC.

Voting Rights
-------------

     Each whole share (or fractional share) shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) determined at the close of business on the record date for the relevant meeting. Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders and (ii) if there is a vacancy on the Board of Trustees, unless, after filling such vacancy, at least two-thirds of the trustees holding office will have been elected by the shareholders, such vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more holders of shares who have held shares for at least three months and who have, in the aggregate, a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing classes and/or series of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

     The shareholders of each class of each Series shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class' distribution or shareholder services arrangements and shall have separate voting rights on any matter in which the interests of one class differ from the interests of any other class entitled to vote on such matter.

                                      TAXES

     The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

     Each of the Series intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Series must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Series' taxable year, (i) at least 50% of the market value of the Series' assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Series' total assets; and
(ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

     If a Series fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Series' current and accumulated earnings and profits. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     In addition to the diversification requirements applicable to all RICs,
Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Series if each Series restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

     A Series' investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Series to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Series may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     A series is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

     The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Series believes that it is not subject to the excise tax, each Series intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Series' shareholders.

     Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Series and received by the shareholders on December 31 of that year if paid by the Series at any time during the following January.

     Investment by a Series in "passive foreign investment companies" ("PFICs") could subject the Series to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Series shareholders. However, a Series also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Series' taxable year. Such gains and losses are treated as ordinary income and loss. A Series may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Series will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Series to avoid taxation. Making either of these elections therefore may require a Series to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Series' total return.

                                 TRANSFER AGENT

     The transfer agent and the dividend paying agent for the Fund, NEF, located 501 Boylston Street, Boston, Massachusetts 02116, receives no remuneration from the Fund in connection with its services as such.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for indemnification out of the relevant Series' property for all loss and expense of any shareholder held personally liable for the obligations of the Series in which the shareholder owns shares. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Series itself would be unable to meet its obligations. For purposes of such liability, the Fund's shareholders are the separate accounts investing directly in the Fund and not the owners of variable life insurance or variable annuity contracts or purchasers of other insurance products. The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund and the related reports of independent accountants included in the Fund's annual report for the year ended December 31, 2001 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 8, 2002.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                       Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they
                                                                      ----
are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     (1) An application for rating was not received or accepted.

     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     (3) There is a lack of essential data pertaining to the issue or issuer.

     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

-----------------
Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA
This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA
Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A
Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC
Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C
The rating C is reserved for income bonds on which no interest is being paid.

                                        D
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA
Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-
High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-
Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-
Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-
Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-
Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC
Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD
Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP
Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1
Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2
Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1
The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2
Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

     Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

     Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

..    Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Series.

..    Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

..    Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

..    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

..    The corporate histories, founding dates and names of founders of the entities.

..    Awards, honors and recognition given to the firms.

..    The names of those with ownership interest and the percentage of ownership.

..    The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

..    Current capitalization, levels of profitability and other financial and statistical information.

..    Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

..    The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

..    Current and historical statistics with respect to MetLife Advisers or any subadviser:

-total dollar amount of assets managed
-assets managed in total and/or by Series
-assets managed in total and/or by Series
-the growth of assets
-asset types managed
-number and location of offices
-numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
-the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

..    The general and specific strategies applied by the advisers in the management of the New England Zenith Fund's portfolios including, but not limited to:

-the pursuit of growth, value, income oriented, risk management or other strategies
-the manner and degree to which the strategy is pursued
-whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
-the types and characteristics of investments sought and specific portfolio holdings
-the actual or potential impact and result from strategy implementation

-through its own areas of expertise and operations, the value added by subadvisers to the management process
-the disciplines it employs and goals and benchmarks that it establishes in management
-the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis

..    Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series and other funds managed by the Series' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

     Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

     Advertising may include all of the top portfolio holdings of a Series or sector or industry breakdowns.

     References to the Series may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

..    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

..    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

..    Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

     -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

     -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

     -current and prospective ERISA regulation and requirements.

..    Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

     -increased employee retention
     -reinforcement or creation of morale

     -deductibility of contributions for participants

     -deductibility of expenses for employers

     -tax deferred growth, including illustrations and charts

     -loan features and exchanges among accounts

     -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

..    Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

     -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
     -broad choice of investment options and competitive fees
     -plan sponsor and participant statements and notices
     -the plan prototype, summary descriptions and board resolutions
     -plan design and customized proposals
     -trusteeship, record keeping and administration
     -the services of State Street Bank, including, but not limited to, trustee services and tax reporting
     -the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
     -the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

..    Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

     -access to expertise on investments
     -assistance in interpreting past, present and future market trends and economic events
     -providing information to clients including participants during enrollment and on an ongoing basis after participation
     -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                      -68-